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                                                                   EXHIBIT 99.6

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


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RECEIVABLES

Beginning of the Month Principal Receivables:                                $         2,683,054,722.71
Beginning of the Month Finance Charge Receivables:                           $           124,500,103.29
Beginning of the Month Discounted Receivables:                               $                     0.00
Beginning of the Month Total Receivables:                                    $         2,807,554,826.00


Removed Principal Receivables:                                               $                     0.00
Removed Finance Charge Receivables:                                          $                     0.00
Removed Total Receivables:                                                   $                     0.00


Additional Principal Receivables:                                            $                     0.00
Additional Finance Charge Receivables:                                       $                     0.00
Additional Total Receivables:                                                $                     0.00


Discounted Receivables Generated this Period:                                $                     0.00


End of the Month Principal Receivables:                                      $         2,662,186,134.57
End of the Month Finance Charge Receivables:                                 $           123,715,555.73
End of the Month Discounted Receivables:                                     $                     0.00
End of the Month Total Receivables:                                          $         2,785,901,690.30


Special Funding Account Balance                                              $                     0.00
Aggregate Invested Amount (all Master Trust Series)                          $         2,300,000,000.00
End of the Month Transferor Amount                                           $           362,186,134.57
End of the Month Transferor Percentage                                                            13.60%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                          RECEIVABLES


      30-59 Days Delinquent                                                  $            55,149,355.38
      60-89 Days Delinquent                                                  $            39,159,436.30
      90+ Days Delinquent                                                    $            74,731,729.27

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
      Total 30+ Days Delinquent                                              $           169,040,520.95
      Delinquent Percentage                                                                        6.07%

Defaulted Accounts During the Month                                          $            18,625,986.71
Annualized Default Percentage                                                                      8.33%

Principal Collections                                                                    357,098,184.12
Principal Payment Rate                                                                            13.31%

Total Payment Rate                                                                                14.27%


INVESTED AMOUNTS

      Class A Initial Invested Amount                                        $           369,000,000.00
      Class B Initial Invested Amount                                        $            38,250,000.00
      Class C Initial Invested Amount                                        $            42,750,000.00

INITIAL INVESTED AMOUNT                                                      $           450,000,000.00

      Class A Invested Amount                                                $           369,000,000.00
      Class B Invested Amount                                                $            38,250,000.00
      Class C Invested Amount                                                $            42,750,000.00

INVESTED AMOUNT                                                              $           450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                    16.77%
PRINCIPAL ALLOCATION PERCENTAGE                                                                   16.77%

MONTHLY SERVICING FEE                                                        $               562,500.00

INVESTOR DEFAULT AMOUNT                                                      $             3,123,931.87


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                       82.00%

      Class A Finance Charge Collections                                     $             6,464,087.68
      Other Amounts                                                          $                     0.00

TOTAL CLASS A AVAILABLE FUNDS                                                $             6,464,087.68
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
      Class A Monthly Interest                                               $                2,230,810.00
      Class A Servicing Fee                                                  $                  461,250.00
      Class A Investor Default Amount                                        $                2,561,624.13

TOTAL CLASS A EXCESS SPREAD                                                  $                1,210,403.55


REQUIRED AMOUNT                                                              $                        0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                           8.50%

      Class B Finance Charge Collections                                     $                  670,057.88
      Other Amounts                                                          $                        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                $                  670,057.88

      Class B Monthly Interest                                               $                  238,892.50
      Class B Servicing Fee                                                  $                   47,812.50

TOTAL CLASS B EXCESS SPREAD                                                  $                  383,352.88
CLASS B INVESTOR DEFAULT AMOUNT                                                                 265,534.21
CLASS B REQUIRED AMOUNT                                                                         265,534.21


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                          $                2,289,207.11


      Excess Spread Applied to Class A Required Amount                       $                        0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                                            $                        0.00

      Excess Spread Applied to Class B
      Required Amount                                                        $                  265,534.21

      Excess Spread Applied to Reductions of                                 $                        0.00
      Class B Invested Amount

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
      Excess Spread Applied to Class C Required Amount                       $               587,521.03

      Excess Spread Applied to Reductions of
      Class C Invested Amount                                                $                     0.00

      Excess Spread Applied to Monthly Cash                                  $                93,750.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                               $                     0.00
      Account

      Excess Spread Applied to Spread Account                                $             1,342,401.87

      Excess Spread Applied to Reserve Account                               $                     0.00

      Excess Spread Applied to other amounts owed                            $                     0.00
      Cash Collateral Depositor

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                               $                     0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                  $                     0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                            $                     0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                               $                     0.00
SERIES 1996-A

      Excess Finance Charge Collections Applied to
      Class A Required Amount                                                $                     0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                                           $                     0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                                                $                     0.00
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
      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                                  $                     0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                                                $                     0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount                                  $                     0.00

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                                            $                     0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor                           $                     0.00

      Excess Finance Charge Collections Applied to
      other amounts owed to Spread Account Residual Interest
      Holders                                                                $                     0.00


YIELD AND BASE RATE --

      Base Rate (Current Month)                                                                    8.90%
      Base Rate (Prior Month)                                                                      8.77%
      Base Rate (Two Months Ago)                                                                   8.38%

THREE MONTH AVERAGE BASE RATE                                                                      8.68%

      Portfolio Yield (Current Month)                                                             12.69%
      Portfolio Yield (Prior Month)                                                                9.65%
      Portfolio Yield (Two Months Ago)                                                            11.87%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                               11.40%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                  $            59,892,150.33

INVESTOR DEFAULT AMOUNT                                                      $             3,123,931.87

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests                             $                     0.00

                  Allocable to Class B Certificates                          $                     0.00
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
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $                     0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                                         $                     0.00
      Deficit Controlled Amortization Amount                                 $                     0.00

CONTROLLED DEPOSIT AMOUNT                                                    $                     0.00


CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                                         $                     0.00
      Deficit Controlled Accumulation Amount                                 $                     0.00

CONTROLLED DEPOSIT AMOUNT                                                    $                     0.00


EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                          $            63,016,082.20
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                 $                     0.00

CLASS B INVESTOR CHARGE OFFS                                                 $                     0.00

CLASS C INVESTOR CHARGE OFFS                                                 $                     0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $                     0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                      $                     0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                      $                     0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                                        $            13,500,000.00
      Available Cash Collateral Amount                                       $            13,500,000.00

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
TOTAL DRAW AMOUNT                                                            $                     0.00
CASH COLLATERAL ACCOUNT SURPLUS                                              $                     0.00

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                                       First USA Bank, National Association
                                       as Servicer


                                       By:  /s/ Tracie Klein
                                           --------------------------------
                                                Tracie H. Klein
                                                First Vice President